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                    U. S. Securities and Exchange Commission
                            Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

       Date of Report (Date of earliest event reported) January 10, 1997



                           NEWCARE HEALTH CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)


                                    0-24110
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                            (Commission File Number)


                                   86-0594391
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                      (IRS Employer Identification Number)


                 3600 OAK MANOR LANE, BLDG. 4, LARGO, FL 33774
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                    (Address of principal executive office)


                                 (813) 586-4262
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                          (Registrant's phone number)
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ITEM 5.          OTHER EVENTS


See the following press release, dated January 10, 1997, announcing the resignation of Robert W. Bell, Sr., President and Chief Executive Officer of the Company:

FOR IMMEDIATE RELEASE

Contact:     Ashok Dalal - NewCare Health Corporation - (813) 586-4262

NewCare Health Corporation
3600 Oak Manor Lane
Largo, FL 33774


                                  NEWS RELEASE

                 OFFICER OF NEWCARE HEALTH CORPORATION RESIGNS


January 10, 1997

Largo, Florida: Ashok Dalal, Director and Executive Vice President of NewCare Health Corporation, announced today that the Board of Directors of the Company has accepted the resignation of Robert W. Bell, Sr. as President and Chief Executive Officer of the Company. Mr Bell will continue to work for the Company on a part-time basis and will remain as a Director until the next shareholders meeting.

Ashok Dalal will serve as Chief Executive Officer on an interim basis.
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NewCare Health Corporation





                                         By:    /s/  Henry H. Sherrill, Jr.
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                                            Principal Financial and Accounting
                                            Officer and Authorized Signatory
                                            for the Registrant

January 10, 1997